CONSIDERATION PAYABLE	3 Months Ended
Mar. 31, 2023
CONSIDERATION PAYABLE
CONSIDERATION PAYABLE

11. CONSIDERATION PAYABLE

On July 27, 2021, the Company acquired 100% of the issued and outstanding shares of Cut+Sew, a privately held marketing agency operating in the sports and esports industries. As consideration for the acquisition, the Company paid $2,385,117 (CAD$3,000,000) in cash and issued 2 million of its common shares with an estimated fair value of $191,498 (CAD$240,866).

Additionally, certain members of Cut+Sew became entitled to receive (i) up to $970,045 (CAD$1,250,000) paid in common shares of the Company and up to $116,405 (CAD$150,000) paid in cash if Cut+Sew generates up to $1.0 million of EBITDA in the 12 months following the closing date of July 27, 2021 of the acquisition, and (ii) up to $1,715,040 (CAD$2,210,000) paid in common shares of the Company and up to $186,249 (CAD$240,000) paid in cash if Cut+Sew generates EBITDA of up to $1.5 million in the period of 12 to 24 months following the Closing date of July 27, 2021, for a maximum contingent consideration of up to $6.09 million (CAD$7.85 million) paid in cash and common shares. The estimated fair value of the contingent consideration at the date of acquisition was $52,662.

11. CONSIDERATION PAYABLE (continued)

During the year ended December 31, 2022, the Company revised the value of the contingent consideration, based the achievement certain of the EBITDA targets by Cut+Sew, as the Company expected to pay $260,000 in cash and issue 1,421,418 common shares of the Company with an estimated value of $131,184. During the three months ended March 31, 2023, the Company issued 1,421,418 common shares of the Company and paid $120,000 in cash against the outstanding consideration payable.